UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     January 18, 2005

                  CHASE CREDIT CARD OWNER TRUST, SERIES 2002-1
                             (Issuer of Securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


United States                    333-83484                 22-2382028
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(State or other jurisdiction     (Commission               (IRS Employer
of incorporation)                File Number)              Identification No.)


White Clay Center, Building 200, Newark, DE          19711
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (302) 575-5000


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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

Chase Manhattan Bank USA, National Association is the registrant of the Chase Credit Card Owner Trust, Series 2002-1 ("Series 2002-1"), which issued multiple classes of Asset Backed Notes. On or about January 18, 2005, JPMorgan Chase Bank, as Paying Agent, made the distributions to holders of its Notes of Series 2002-1 contemplated by the related indenture.

A copy of the Monthly Noteholders Statement with respect to such distribution, delivered pursuant to Section 7.3 of the related indenture, is being filed as an exhibit to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.   Description
-----------   -----------

   99.1       Monthly Reports with respect to the January 18, 2005 distribution.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHASE MANHATTAN BANK USA,
                                        NATIONAL ASSOCIATION, as Administrator


                                        By: /s/  Patricia M. Garvey
                                            ------------------------------------
                                            Name:  Patricia M. Garvey
                                            Title: Vice President
                                            Date:  January 18, 2005

                                INDEX TO EXHIBITS

Exhibit No.          Description
-----------          -----------------
    99.1             Monthly Reports with respect to the distribution to
                     Noteholders on January 18, 2005.